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                                 SECOND AMENDMENT
                                        TO
                               EMPLOYMENT AGREEMENT
                                     BETWEEN
                           WESTERN STAFF SERVICES, INC.
                                       AND
                                W. ROBERT STOVER


     The Employment Agreement by and between Western Staff Services, Inc. ("Employer") and W. Robert Stover ("Employee") is hereby amended as follows effective August 14, 1997.

     1.  Section 4(b) is hereby reinstated in its entirety as follows:

         "(b) In the event of Employee's death, his widow (or his estate if there is no surviving widow) shall be entitled to receive an amount equal to three times the annual compensation then in effect, payable in equal monthly installments over the following five (5) year period."


     All other terms and conditions of the above-referenced Employment Agreement shall remain in full force and effect unless otherwise amended herein.


EMPLOYER:

Western Staff Services, Inc.


By:  /s/ Michael K. Phippen
     -------------------------------------
     Michael K. Phippen
     President and Chief Operating Officer



By:  /s/ Paul A. Norberg
     -------------------------------------
     Paul A. Norberg
     Executive Vice President and Chief Financial Officer



EMPLOYEE:

  /s/ W. Robert Stover
--------------------------------
W. Robert Stover